UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

December 8, 2009

INSIGNIA SYSTEMS, INC.

(Exact name of registrant as specified in its chapter)

Minnesota	1-13471	41-1656308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8799 Brooklyn Blvd, Minneapolis, Minnesota	55445
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (763) 392-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On December 8, 2009, the registrant’s Compensation Committee approved the 2009 Executive Officer Incentive Bonus Plan. The employees eligible to participate in the Plan are the Chief Executive Officer, Vice President of Finance, Senior Vice President of Marketing Services and Senior Vice President of Operations. Under the terms of the Plan, eligible employees are eligible to receive annual bonuses of up to 15% of their 2009 base salary based upon levels of POPS revenue and net income achieved by the registrant in 2009.

On December 8, 2009, the registrant’s Board of Directors terminated the Senior Management Litigation Incentive Plan.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1	2009 Executive Officer Incentive Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Systems, Inc.
(Registrant)
Date: December 14, 2009	By	/s/ Scott Drill
Scott Drill, President and CEO